EXHIBIT 1

               JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)

                  The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.

Dated as of March 22, 2001

                                   PERSEUS-SOROS BIOPHARMACEUTICAL FUND, LP


                                   By:  Perseus-Soros Partners, LLC,
                                        General Partner


                                   By:  SFM Participation, LP,
                                        Managing Member


                                   By:  SFM AH, Inc.
                                        General Partner


                                   By:  /s/ Richard D. Holahan, Jr.
                                        ---------------------------------------
                                        Name:     Richard D. Holahan, Jr.
                                        Title:    Secretary

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                                   PERSEUS-SOROS PARTNERS, LLC


                                   By:  SFM Participation, LP
                                        Managing Member


                                   By:  SFM AH, Inc.
                                        General Partner


                                   By:  /s/ Richard D. Holahan, Jr.
                                        ---------------------------------------
                                        Name:     Richard D. Holahan, Jr.
                                        Title:    Secretary


                                   PERSEUS BIOTECH FUND PARTNERS, LLC


                                   By:  Rappahannock Investment Company
                                        Managing Member


                                   By:  /s/ Frank H. Pearl
                                        ---------------------------------------
                                        Name:     Frank H. Pearl
                                        Title:    Sole Shareholder


                                   RAPPAHANNOCK INVESTMENT COMPANY


                                   By:  /s/  Frank H. Pearl
                                        ---------------------------------------
                                        Name:     Frank H. Pearl
                                        Title:    Sole Shareholder


                                   MR. FRANK H. PEARL


                                   By:  /s/  Frank H. Pearl
                                        ---------------------------------------
                                        Name:     Frank H. Pearl

                                   SFM PARTICIPATION, LP


                                   By:  SFM AH, Inc.
                                        General Partner


                                   By:  /s/  Richard D. Holahan, Jr.
                                        ---------------------------------------
                                        Name:     Richard D. Holahan, Jr.
                                        Title:    Secretary


                                   SFM AH, INC.


                                   By:  /s/  Richard D. Holahan, Jr.
                                        ---------------------------------------
                                        Name:     Richard D. Holahan, Jr.
                                        Title:    Secretary


                                   MR. GEORGE SOROS


                                   By:  /s/  Richard D. Holahan, Jr.
                                        ---------------------------------------
                                        Name:     Richard D. Holahan, Jr.
                                        Title:    Attorney-in-Fact


                                   SOROS FUND MANAGEMENT LLC


                                   By:  /s/  Richard D. Holahan, Jr.
                                        ---------------------------------------
                                        Name:     Richard D. Holahan, Jr.
                                        Title:    Assistant General Counsel